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                                                                   EXHIBIT 99.01


                                                                          Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5


        Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA
Bank, NA., as Seller and Servicer ("First USA"), and Bankers
Trust Company, as trustee (the "Trustee"), First USA as
Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the
"Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 17, 1999, and with respect to the performance of the Trust during the month of April, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)  Information Regarding Distributions to
         the Class A Certificateholders, per
         $1,000 original certificate principal amount.

         (1)  The total amount of the
         distribution to Class A
         Certificateholders, per $1,000
         original certificate principal amount                $   4.5655556

         (2)  The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class A
         Certificates, per $1,000 original
         certificate principal amount                         $   4.5655556
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         (3)  The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal of the Class A
         Certificates, per $1,000 original
         certificate principal amount                         $   0.0000000

     B)  Class A Investor Charge Offs and
         Reimbursement of Charge Offs

         (1)  The amount of Class A Investor
         Charge Offs                                          $   0.0000000

         (2)  The amount of Class A Investor
         Charge Offs set forth in paragraph 1
         above, per $1,000 original certificate
         principal amount                                     $   0.0000000

         (3)  The total amount reimbursed in
         respect of Class A Investor Charge Offs              $   0.0000000

         (4)  The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                         $   0.0000000

         (5)  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class
         A Invested Amount after giving effect
         to all transactions on such Distribution Date        $   0.0000000

     C)  Information Regarding Distributions to
         the Class B Certificateholders, per
         $1,000 original certificate principal amount.

         (1)  The total amount of the
         distribution to Class B
         Certificatedholders, per $1,000
         original certificate principal amount                $   4.7522221

         (2)  The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class B
         Certificates, per $1,000 original
         cerificate principal amount                          $   4.7522221
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         (3)  The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal on the Class B
         Certificates, per $1,000 original
         cerificate principal amount                          $   0.0000000

     D)  Class B Investor Charge Offs and
         Reimbursement of Charge Offs

         (1)  The amount of Class B Investor
         Charge Offs                                          $   0.0000000

         (2)  The amount of Class B Investor
         Charge Offs set forth in paragraph 1
         above, per $1,000 original certificate
         principal amount
                                                              $   0.0000000
         (3)  The total amount reimbursed in
         respect of Class B Investor Charge Offs              $   0.0000000

         (4)  The amount set forth in paragraph
         3 above, per $1,000 original
         certificate principal amount                         $   0.0000000

         (5)  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class
         B Invested Amount after giving effect
         to all transactions on such
         Distribution Date                                    $   0.0000000




                                            First USA Bank NA,
                                            as Servicer


                                            By    /s/ Tracie H. Klein
                                                  ______________________________
                                                  Tracie H. Klein
                                                  First Vice President